SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                               June 24, 2001


                          HOMESTAKE MINING COMPANY
                         --------------------------
           (Exact name of registrant as specified in its charter)



          Delaware                   1-8736                 94-2934609
----------------------------       ------------        -------------------
(State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)




        1600 Riviera Avenue, Suite 200, Walnut Creek, CA 94596-3568
            (Address of principal executive offices) (zip code)


                               (925) 817-1300
              ------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
          -------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

     On June 24, 2001, Barrick Gold Corporation ("Barrick"), Havana Acquisition Inc., a wholly owned subsidiary of Barrick ("Sub"), and Homestake Mining Company ("Homestake"), entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides, among other things, that Sub will merge with and into Homestake (the "Merger") and each outstanding share of common stock of Homestake will be converted into the right to receive 0.53 fully paid, nonassessable common shares of Barrick, subject to the terms and conditions of the Merger Agreement. The Merger Agreement is filed as Exhibit
2.1 and is incorporated herein by reference.

     In connection with the Merger Agreement, (i) Barrick, Sub and Homestake have entered into a Stockholders Agreement (a copy of which is attached hereto as Exhibit 2.2) (the "Stockholders Agreement") with each of Jack Thompson, Walter Segsworth, August von Finck and certain other stockholders of Homestake pursuant to which Messrs. Thompson, Segsworth and von Finck and such other stockholders have agreed to support the transactions contemplated by the Merger Agreement, (ii) Homestake adopted Amendment No. 3 (which is attached hereto as Exhibit 4.1) to its Rights Agreement and (iii) Homestake caused Homestake Canada Inc. to adopt Amendment No. 1 (which is attached hereto as
Exhibit 4.2) to its Rights Agreement.

     All references to the Merger Agreement and the Stockholders Agreement are qualified in their entirety by the full text of such agreements, which are incorporated herein by reference.


Item 7. Financial Statements and Exhibits
-----------------------------------------

(c) Exhibits

     Exhibit 2.1 Agreement and Plan of Merger dated as of June 24, 2001, among Barrick Gold Corporation, Havana Acquisition Inc. and Homestake Mining Company

     Exhibit 2.2  Stockholders Agreement dated as of
                  June 24, 2001, among Barrick Gold
                  Corporation, Havana Acquisition Inc., Homestake Mining Company, Jack Thompson, Walter Segsworth,
                  August von Finck and certain other stockholders of Homestake Mining Company


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



     Exhibit 4.1  Amendment No. 3 to the
                  Rights Agreement dated as of
                  October 16, 1987, between
                  Homestake Mining Company and Fleet
                  National Bank N.A.

     Exhibit 4.2  Amendment No. 1 to the
                  HCI Rights Agreement dated as of
                  December 3, 1998 among Homestake
                  Mining Company, Homestake Canada Inc.,
                  and Computershare Trust Company
                  of Canada


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








                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HOMESTAKE MINING COMPANY



Date:  July 3, 2001                   By:   /s/ Wayne Kirk
                                          -----------------------------------
                                           Name: Wayne Kirk
                                           Title: Vice President, General
                                                  Counsel and Corporate
                                                  Secretary


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



                               EXHIBIT INDEX

The following exhibits are filed herewith:


Exhibit No.       Description

Exhibit 2.1       Agreement and Plan of Merger
                  dated as of June 24, 2001, among
                  Barrick Gold Corporation, Havana Acquisition Inc. and Homestake Mining Company

Exhibit 2.2       Stockholders Agreement dated as of
                  June 24, 2001, among Barrick Gold
                  Corporation, Havana Acquisition Inc., Homestake Mining Company, Jack Thompson, Walter Segsworth,
                  August von Finck and certain other stockholders of Homestake Mining Company

Exhibit 4.1       Amendment No. 3 to the
                  Rights Agreement dated as of
                  October 16, 1987, between
                  Homestake Mining Company and Fleet
                  National Bank N.A.

Exhibit 4.2       Amendment No. 1 to the
                  HCI Rights Agreement dated as of
                  December 3, 1998 among Homestake
                  Mining Company, Homestake Canada Inc.,
                  and Computershare Trust Company
                  of Canada


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